Exhibit 10(b)

EXECUTION COPY

AMENDMENT AGREEMENT dated as of April 22, 2005 (this “Amendment”), in respect of the FIVE-YEAR REVOLVING CREDIT AGREEMENT (the “Credit Agreement”) dated as of April 23, 2004, among ALCOA INC., a Pennsylvania corporation (“Alcoa”), the lenders parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A. as Administrative Agent (the “Administrative Agent”).

Alcoa has requested that the Credit Agreement be amended as set forth herein.

In consideration of these premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below:

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in alphabetical order:

“Accession Agreement” shall mean an Accession Agreement substantially in the form of Exhibit E among a Prospective Lender, Alcoa and the Administrative Agent.

“Prospective Lender” shall have the meaning assigned to such term in Section 2.20.

“2005 Five-Year Credit Agreement” shall mean the Five-Year Revolving Credit Agreement dated as of April 22, 2005 (as the same may be amended, modified or supplemented from time to time), and maturing on April 22, 2010, among Alcoa, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Securities Inc., as lead arranger and bookrunner.

(b) The definition of “Commitment” in Section 1.01 of the Credit Agreement shall be amended by (i) adding the words “or Accession Agreement” immediately after the words “Assignment and Assumption” and (ii) adding, immediately prior to the period at the end thereof, the words “or increased from time to time pursuant to Section 2.20”.

(c) The definition of “Lenders” in Section 1.01 of the Credit Agreement shall be amended by adding, immediately prior to the period at the end thereof, the words “or an Accession Agreement”.

(d) Section 2.01 of the Credit Agreement shall be amended by (i) adding, immediately prior to the period at the end of the second sentence thereof, the words “or Accession Agreement”, (ii) adding, immediately after the words “Section 2.10” in the third sentence thereof, the words “, increased pursuant to Section 2.20” and (iii) replacing the words “Section 10.4” with the words “Section 10.04”.

(e) A new Section 2.20 shall be added to the Credit Agreement as set forth in Exhibit A hereto.

(f) Section 3.10(b) of the Credit Agreement shall be amended by deleting the third sentence appearing therein in its entirety.

(g) Section 4.02(b) of the Credit Agreement shall be amended by adding, immediately after the words “Article III hereof”, the following parenthetical: “(other than the representations and warranties set forth in Sections 3.08, 3.09 and 3.10)”.

(h) Section 5.01(a) of the Credit Agreement shall be amended by replacing the number “120” with the number “90”.

(i) Section 5.01(b) of the Credit Agreement shall be amended by replacing the number “60” with the number “50”.

(j) Section 5.01(c) of the Credit Agreement shall be amended by deleting all of the words before the phrase “a certificate of a Financial Officer” and substituting in lieu thereof the following words: “no later than the respective delivery due dates of financial statements under (a) and (b) above,”.

(k) Section 5.08 of the Credit Agreement shall be amended in its entirety as follows:

“SECTION 5.08. Default Notices. Each Borrower shall furnish to the Administrative Agent prompt written notice upon its becoming aware of any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto.”

(l) Section 6.03 of the Credit Agreement shall be amended in its entirety as follows:

“SECTION 6.03. Financial Undertaking. In the case of Alcoa, permit the aggregate Indebtedness of Alcoa and its consolidated Subsidiaries, after eliminating intercompany items, to exceed 150% of Consolidated Net Worth of Alcoa and its consolidated Subsidiaries.

(m) Section 6.04 of the Credit Agreement shall be amended in its entirety as follows:

“SECTION 6.04. Change in Business. In the case of Alcoa, cease, together with its consolidated Subsidiaries, to be primarily engaged in the production and sale of aluminum products.”

(n) Paragragh (c) of Article VII of the Credit Agreement shall be amended in its entirety as follows:

“(c) any representation or warranty made or deemed made by a Borrower under this Agreement or any statement made by a Borrower in any financial statement, certificate, report, exhibit or document furnished by or on behalf of such Borrower in connection with this Agreement shall prove to have been false or misleading in any material respect as of the time when made and, if such representation or warranty is able to be corrected, such representation or warranty is not corrected within 20 days after such Borrower’s knowledge that it was false or misleading;”

(o) Paragraph (d) of Article VII of the Credit Agreement shall be amended by replacing the words “Section 5.08(a)” with the words “Section 5.08”.

(p) Paragraph (e) Article VII shall be amended by deleting the following words: “10 Business Days, in the case of a default with respect to Section 5.08(b) or (c), or in any other case a period of”.

(q) Paragraph (f) of Article VII shall be amended in its entirety as follows:

“(f) any Borrower shall (i) (A) default in the payment of any principal or interest beyond any period of grace provided with respect thereto, due in respect of any Indebtedness in a principal amount in excess of $50,000,000, or (B) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any Indebtedness in a principal amount in excess of $50,000,000, if the effect of any such default or failure referred to in this clause (i) is to cause such Indebtedness to become due prior to its stated maturity; or (ii) default in the payment at maturity of any principal in respect of any Indebtedness in a principal amount in excess of $50,000,000;”

(r) Paragraph (m) of Article VII shall be amended by replacing “$50,000,000” with “$100,000,000” in both places where it appears.

(s) Paragraph (n) of Article VII shall be amended by replacing the words “364-Day” with the words “2005 Five-Year”.

(t) A new Exhibit E shall be added to the Credit Agreement as set forth in Annex I hereto.

SECTION 2. Representations and Warranties. Alcoa represents and warrants as of the Effective Date to the Lenders that:

(a) Immediately before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement will be true and correct in all material respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(b) Immediately before and after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing.

SECTION 3. Conditions to Effectiveness. This Amendment and the obligations of the Lenders to make Loans under the Credit Agreement as amended hereby shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.08 of the Credit Agreement):

(a) The Administrative Agent shall have received counterparts hereof duly executed and delivered by Alcoa, the Administrative Agent and the Required Lenders.

(b) The Administrative Agent shall have received a certificate signed by a Responsible Officer of Alcoa, confirming the accuracy of the representations and warranties set forth in Section 2.

The Administrative Agent shall notify Alcoa and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or Alcoa under the Credit Agreement, as amended by this Amendment, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Expenses. Alcoa agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALCOA INC.,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent,

by
Name:
Title:

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of April 22, 2005 (this “Amendment”), in respect of the FIVE-YEAR REVOLVING CREDIT AGREEMENT dated as of April 23, 2004.

Lender:

By:
Name:
Title:

EXHIBIT A

SECTION 2.20. Increase in Commitments. (a) Alcoa may from time to time, by written notice to the Administrative Agent, executed by Alcoa and one or more financial institutions (any such financial institution referred to in this Section being called a “Prospective Lender”), which may include any Lender, cause the Commitments of the Prospective Lenders to be increased (or cause Commitments to be extended by the Prospective Lenders, as the case may be) in an amount for each Prospective Lender set forth in such notice; provided, however, that (i) the amount of any such increase in the Commitments shall be no less than $25,000,000, (ii) the sum of the aggregate amount of increases in Commitments under this Section 2.20, the aggregate amount of increases in commitments under Section 2.20 of the 2003 Five-Year Credit Agreement and the aggregate amount of increases in commitments under Section 2.20 of the 2005 Five-Year Credit Agreement, in each case during the term of this Agreement, shall not exceed $500,000,000, (iii) each Prospective Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and (iv) each Prospective Lender, if not already a Lender hereunder, shall become a party to this Agreement by completing and delivering to the Administrative Agent a duly executed Accession Agreement. Increases in Commitments and new Commitments created pursuant to this Section shall become effective (A) in the case of Prospective Lenders already parties hereto, on the date specified in the notice delivered pursuant to this Section and (B) in the case of Prospective Lenders not already parties hereunder, on the effective date of the Accession Agreement. Upon the effectiveness of any Accession Agreement to which any Prospective Lender is a party, (i) such Prospective Lender shall thereafter be deemed to be a party to this Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and subject to all obligations of a Lender hereunder and (ii) Schedule 2.01 shall be deemed to have been amended to reflect the Commitment of the additional Lender as provided in such Accession Agreement. Upon the effectiveness of any increase pursuant to this Section in the Commitment of a Lender already a party hereunder, Schedule 2.01 shall be deemed to have been amended to reflect the increased Commitment of such Lender. Notwithstanding the foregoing, no increase in the aggregate Commitments (or in the Commitment of any Lender) shall become effective under this Section unless (i) the Administrative Agent shall have received documents consistent with those delivered under paragraphs (a) and (c) of Section 4.01 as to the corporate power and authority of Alcoa to borrow hereunder after giving effect to such increase and (ii) on the date of such increase, the conditions set forth in paragraphs (b) and (c) of Section 4.02 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such increase) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Alcoa. Following any increase of a Lender’s Commitment or any extension of a new Commitment pursuant to this paragraph, any Loans outstanding prior to the effectiveness of such increase or extension shall continue outstanding until the ends of the respective Interest Periods applicable thereto, and shall then be repaid or refinanced with new Loans made pursuant to Section 2.01; provided that notwithstanding anything to the contrary in this Agreement, the conditions to borrowing set forth in Section 4.02 shall not apply to such new Loans to the extent they are in a principal amount not greater than that of the Loans being refinanced. Notwithstanding anything to the contrary in this Agreement, no Lender shall be required to be a Prospective Lender.

Annex I to Amendment Agreement

EXHIBIT E

[FORM OF ACCESSION AGREEMENT]

ACCESSION AGREEMENT dated as of [•], among [                ] (the “Acceding Lender”), ALCOA INC., a Pennsylvania corporation (“Alcoa”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

A. Reference is made to the Five-Year Revolving Credit Agreement dated as of April 23, 2004 (as amended from time to time, the “Credit Agreement”), among Alcoa, the Lenders and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

C. Pursuant to Section 2.20(a) of the Credit Agreement, Alcoa has invited the Acceding Lender, and the Acceding Lender desires, to become a party to the Credit Agreement and to assume the obligations of a Lender thereunder. The Acceding Lender is entering into this Agreement in accordance with the provisions of the Credit Agreement in order to become a Lender thereunder.

Accordingly, the Acceding Lender, Alcoa and the Administrative Agent agree as follows:

SECTION 1. Accession to the Credit Agreement. (a) The Acceding Lender, as of the Effective Date, hereby accedes to the Credit Agreement and shall thereafter have the rights and obligations of a Lender thereunder with the same force and effect as if originally named therein as a Lender.

(b) The Commitment of the Acceding Lender shall equal the amount set forth opposite its signature hereto.

(c) The amount of the Acceding Lender’s Commitment hereby supplements Schedule 2.01 to the Credit Agreement.

SECTION 2. Representations and Warranties, Agreements of Acceding Lender, etc. The Acceding Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement independently and without reliance upon the Administrative Agent or any Lender; (c) confirms that it will independently and without reliance upon the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) agrees that it will perform, in accordance with the terms of the Credit Agreement, all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender and (e) irrevocably appoints JPMCB as Administrative Agent under the Credit Agreement. The Acceding Lender authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Credit Agreement, together with such actions and powers as are reasonably incidental thereto.

SECTION 3. Effectiveness. (a) This Agreement shall become effective as of [•] (the “Effective Date”), subject to the Administrative Agent’s receipt of (i) counterparts of this Agreement duly executed on behalf of the Acceding Lender and Alcoa and (ii) the documents required to be delivered by Alcoa under the penultimate sentence of Section 2.20 of the Credit Agreement.

(b) Upon the effectiveness of this Agreement, the Administrative Agent shall give prompt notice thereof to the Lenders.

SECTION 4. Foreign Lenders. If the Acceding Lender is organized under the laws of a jurisdiction outside the United States, it will provide, following the Effective Date, the forms specified in Section 2.18(g) of the Credit Agreement, at the times specified therein, duly completed and executed by the Acceding Lender.

SECTION 5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

SECTION 6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to the Acceding Lender shall be given to it at the address set forth under its signature hereto.

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IN WITNESS WHEREOF, the Acceding Lender, Alcoa and the Administrative Agent have duly executed this Agreement as of the day and year first above written.

Commitment	[Acceding Lender],
$[ ]
by
Name:
Title:
Address:

ALCOA INC.,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

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